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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                December 2, 1996


                            AVALON PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)




         MARYLAND                       1-12452                  06-1379111
(State or other jurisdiction        (Commission File          (I.R.S. Employer
    of incorporation)                    Number)             Identification No.)



                    15 RIVER ROAD, WILTON, CONNECTICUT 06897
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                  203-761-6500
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         ITEM 5.  OTHER EVENTS

         On December 2, 1996 Avalon Properties, Inc. amended and restated its By-laws to provide that special meetings of stockholders must be called by the holders of at least a majority of shares entitled to vote at such meeting. The foreoging summary is qualified in its entirety by reference to the Amended and Restated By-laws, a copy of which is filed as an exhibit to this report.





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Exhibit No.


         3(ii)   Amended and Restated By-laws of Avalon Properties, Inc.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    December 3, 1996                    AVALON PROPERTIES, INC.



                                             /s/    Thomas J. Sargeant
                                             --------------------------------
                                             By: Thomas J. Sargeant
                                             Chief Financial Officer
                                             and Treasurer





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